Exhibit 10.1

SECOND AMENDMENT

TO

FIRST CITIZENS BANC CORP.

SUPPLEMENTAL NONQUALIFIED EXECUTIVE RETIREMENT PLAN

WHEREAS, Civista Bancshares, Inc. (the “Company”) formerly named First Citizens Banc Corp., established the First Citizens Banc Corp. Supplemental Nonqualified Executive Retirement Plan (the “Plan”) effective as of January 1, 2011; and

WHEREAS, Article VIII of the Plan permits the Company to amend the Plan at any time by action of the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan in certain respects, effective upon the date of Board approval;

NOW, THEREFORE, effective upon the date of Board approval, the Plan is hereby amended as follows:

1. “First Citizens Banc Corp.” is changed to “Civista Bancshares, Inc.” throughout the Plan.

2. Exhibit B is added, as attached hereto, to reflect the Accrued Benefits of additional Participants effective June 1, 2016.

EXECUTED at Sandusky, Ohio, this 16th day of June, 2016, effective as of June 1, 2016, the date approved by the Board.

CIVISTA BANCSHARES, INC.

By:	/s/ James O. Miller

Title:	President & CEO

EXHIBIT B

TO

CIVISTA BANCSHARES, INC.

SUPPLEMENTAL NONQUALIFIED EXECUTIVE RETIREMENT PLAN

Accrued Benefit

PARTICIPANT NAME	AGE AT JUNE 1, 2016	ACCRUED BENEFIT AT AGE

JOHN A. BETTS	44	Age 75: $165,752.41 per year for 10 years
		Age 74: $157,859.44 per year for 10 years
		Age 73: $150,342.32 per year for 10 years
		Age 72: $143,183.16 per year for 10 years
		Age 71: $136,364.92 per year for 10 years
		Age 70: $129,871.35 per year for 10 years
		Age 69: $123,687.00 per year for 10 years
		Age 68: $117,797.14 per year for 10 years
		Age 67: $112,187.75 per year for 10 years
		Age 66: $106,845.48 per year for 10 years
		Age 65: $101,757.60 per year for 10 years
		Age 64: $96,912.00 per year for 10 years
		Age 63: $86,497.32 per year for 10 years
		Age 62: $77,362.59 per year for 10 years
		Age 61: $68,984.98 per year for 10 years
		Age 60: $61,307.77 per year for 10 years
		Age 59: $54,278.83 per year for 10 years
		Age 58: $47,849.06 per year for 10 years
		Age 57: $41,973.31 per year for 10 years
		Age 56: $36,609.47 per year for 10 years
		Age 55: $31,718.30 per year for 10 years
		Age 54: $27,263.61 per year for 10 years
		Age 53: $23,211.57 per year for 10 years
		Age 52: $19,530.98 per year for 10 years
		Age 51: $16,192.63 per year for 10 years
		Age 50: $13,169.53 per year for 10 years
		Age 49: $10,436.93 per year for 10 years
		Age 48: $7,971.40 per year for 10 years
		Age 47: $5,751.62 per year for 10 years
		Age 46: $3,757.59 per year for 10 years
		Age 45: $1,970.87 per year for 10 years
		Age 44: $374.35 per year for 10 years

B-1

CHARLES A. PARCHER	51	Age 75: $205,321.11 per year for 10 years
Age 74: $195,543.91 per year for 10 years
Age 73: $186,232.30 per year for 10 years
Age 72: $177,364.09 per year for 10 years
Age 71: $168,918.18 per year for 10 years
Age 70: $160,874.46 per year for 10 years
Age 69: $153,213.77 per year for 10 years
Age 68: $145,917.88 per year for 10 years
Age 67: $138,969.41 per year for 10 years
Age 66: $132,351.82 per year for 10 years
Age 65: $126,049.35 per year for 10 years
Age 64: $120,047.00 per year for 10 years
Age 63: $103,811.42 per year for 10 years
Age 62: $89,952.55 per year for 10 years
Age 61: $77,330.08 per year for 10 years
Age 60: $65,848.42 per year for 10 years
Age 59: $55,418.73 per year for 10 years
Age 58: $45,958.75 per year for 10 years
Age 57: $37,392.26 per year for 10 years
Age 56: $29,648.31 per year for 10 years
Age 55: $22,661.10 per year for 10 years
Age 54: $16,369.93 per year for 10 years
Age 53: $10,718.48 per year for 10 years
Age 52: $5,654.22 per year for 10 years
Age 51: $1,129.11 per year for 10 years

B-2